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EXHIBIT 10.65


December 27, 2000

To:               David Shomaker, CPA, CFE, CVA
                  Haynie & Company, CPAs

From:             Alex Kanakaris, CEO
                  Kanakaris Wireless

Re:               ACTING CFO AND ACCOUNTING SERVICES AGREEMENT
                  MEMORANDUM OF UNDERSTANDING

The following agreement is to outline an agreement for services and compensation relating thereto between David Shomaker and Haynie & Company, CPAs and Alex Kanakaris and Kanakaris Wireless.

Services to be Provided by David T. Shomaker and Haynie & Company CPAs:
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o        ongoing monthly accounting services for both the Kanakaris and Desience divisions
o        quarterly "stub" period accounting for the 10Qs
o        assistance in the budgeting process
o        preparation of financial and cash flow forecasts
o        corporate tax return preparation
o        preparation of key personnel tax returns
o        assistance with the year end financial statement audit
o        attendance at various annual or board meetings
o        weekly in person attendance at the executive meeting
o        generation of weekly financial position reports
o        and other services to be discussed and agreed-upon as necessary

Compensation to be provided to Haynie & Company, CPAs:
------------------------------------------------------

o        a $4000 monthly cash retainer
o 400,000 shares of restricted common stock, of which 150,000 shares have already been issued, with 250,000 additional shares to be issued as soon as possible
o the above services will be billed at 1.5 times the usual rate of Haynie & Company, and the monthly retainer and any sale of stock will be applied against the accounts receivable generated by this agreement

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Effective dates
---------------

This agreement is to be considered effective as of March 31, 2000 and covers the period through April 30, 2001. This contract may be terminated by either party with 60 days written notice, and such termination would have no effect on stock already issued or sales restrictions.



/S/ DAVID SHOMAKER                                                 12/28/00
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David T. Shomaker for Haynie & Company, CPAs                           Date


/S/ ALEX KANAKARIS                                                 12/28/00
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Alex Kanakaris for Kanakaris Wireless                                  Date


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